                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-6103

                              INVESTORS CASH TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        3/31

Date of reporting period:       09/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

SEMIANNUAL REPORT TO SHAREHOLDERS

Premier Money
Market Shares

September 30, 2005

Treasury Portfolio

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit scudder.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio's Premier Money Market Shares limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

We understand that, due to a mailing oversight, certain shareholders may not have received the Portfolio's semiannual report for the period ended September 30, 2004. If you did not receive your copy of that report and would like to have one for your records, please contact us at 800-537-3177. We apologize for any inconvenience this may have caused.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2005
Actual Portfolio Return	Premier Money Market Shares
Beginning Account Value 4/1/05	$ 1,000.00
Ending Account Value 9/30/05	$ 1,010.90
Expenses Paid per $1,000*	$ 5.04
Hypothetical 5% Portfolio Return
Beginning Account Value 4/1/05	$ 1,000.00
Ending Account Value 9/30/05	$ 1,020.05
Expenses Paid per $1,000*	$ 5.06

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Premier Money Market Shares	1.00%

For more information, please refer to the Portfolio's prospectus.

Portfolio Summary

Investors Cash Trust — Treasury Portfolio

Asset Allocation	9/30/05	3/31/05

US Treasury Obligations	12%	37%
Repurchase Agreements	88%	63%
	100%	100%
Weighted Average Maturity	9/30/05	3/31/05
Investors Cash Trust — Treasury Portfolio	27 days	14 days
Treasury & Repo Retail Fund Average*	22 days	25 days

* The Fund is compared to its respective iMoneyNet category: Treasury & Repo Retail Fund Average includes only retail government Funds that hold US Treasuries and repurchase agreements backed by the US Treasury.

Asset allocation is subject to change. For more complete details about the Fund's holdings, see page 5. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month.

Portfolio of Investments as of September 30, 2005 (Unaudited)

Treasury Portfolio	Principal Amount ($)	Value ($)

US Treasury Obligations 11.7%
US Treasury Bill, 3.725%*, 3/23/2006	4,000,000	3,928,397
US Treasury Note:
1.875%, 1/31/2006	5,000,000	4,974,215
2.75%, 6/30/2006	3,750,000	3,722,934
Total US Treasury Obligations (Cost $12,625,546)		12,625,546

Repurchase Agreements 88.4%
Banc of America Securities LLC, 3.7%, dated 9/21/2005, to be repurchased at $8,535,818 on 11/1/2005 (a)	8,500,000	8,500,000
BNP Paribas, 3.25%, dated 9/30/2005, to be repurchased at $23,006,229 on 10/3/2005 (b)	23,000,000	23,000,000
Credit Suisse First Boston LLC, 3.35%, dated 9/30/2005, to be repurchased at $21,005,863 on 10/3/2005 (c)	21,000,000	21,000,000
JPMorgan Securities, Inc., 3.89%, dated 9/30/2005, to be repurchased at $21,006,808 on 10/3/2005 (d)	21,000,000	21,000,000
Morgan Stanley & Co., Inc. 3.05%, dated 9/30/2005, to be repurchased at $170,243 on 10/3/2005 (e)	170,199	170,199
Morgan Stanley & Co., Inc. 3.25%, dated 9/30/2005, to be repurchased at $20,005,417 on 10/3/2005 (f)	20,000,000	20,000,000
State Street Bank and Trust Co., 3.15%, dated 9/30/2005, to be repurchased at $1,589,417 on 10/3/2005 (g)	1,589,000	1,589,000
Total Repurchase Agreements (Cost $95,259,199)		95,259,199
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $107,884,745)+	100.1	107,884,745
Other Assets and Liabilities, Net	(0.1)	(57,574)
Net Assets	100.0	107,827,171

* Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $107,884,745.

(a) Collateralized by $8,773,000 US Treasury Note, 1.5%, maturing on 3/31/2006 with a value of $8,670,180.

(b) Collateralized by $18,811,000 US Treasury Inflation Index Note, 3.5%, maturing on 1/15/2011 with a value of $23,460,099.

(c) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

21,070,000	US Treasury Note	4.125	8/15/2008	21,182,014
243,000	US Treasury STRIPS	—	11/15/2005	241,911
Total Collateral Value				21,423,925

(d) Collateralized by $21,515,000 US Treasury STRIPS, maturing on 11/15/2005 with a value of $21,422,701.

(e) Collateralized by $168,000 US Treasury Note, 4.75%, maturing on 11/15/2008 with a value of $174,025.

(f) Collateralized by $15,720,000 US Treasury Bond, 7.5%, maturing on 11/15/2016 with a value of $20,401,023.

(g) Collateralized by $1,635,000 US Treasury Bill, 3.51%, maturing 12/29/2005 with a value $1,621,103.

STRIPS: Separate Trading of Registered Interest and Principal Securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities — Treasury Portfolio as of September 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at amortized cost	$ 12,625,546
Repurchase agreements, at amortized cost	95,259,199
Total Investments in securities, at amortized cost	107,884,745
Cash	84
Receivable for investments sold	634
Interest receivable	58,507
Other assets	17,028
Total assets	107,960,998
Liabilities
Accrued management fee	10,764
Other accrued expenses and payables	123,063
Total liabilities	133,827
Net assets, at value	$ 107,827,171
Net Assets
Net assets consist of: Undistributed net investment income	24,191
Accumulated net realized gain (loss)	(3,247)
Paid-in capital	107,806,227
Net assets, at value	$ 107,827,171
Net Asset Value
Service Shares Net assets applicable to shares outstanding	$ 5,884,313
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	5,883,153
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Premier Money Market Shares Net assets applicable to shares outstanding	$ 101,942,858
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	101,945,791
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended September 30, 2005 (Unaudited)
Investment Income	Treasury Portfolio
Income: Interest	$ 1,138,670
Expenses: Management fee	52,149
Services to shareholders	97,807
Custodian fees	8,374
Distribution service fees	164,489
Auditing	18,612
Legal	5,020
Trustees' fees and expenses	9,117
Reports to shareholders	13,725
Registration fees	16,653
Other	6,921
Total expenses, before expense reductions	392,867
Expense reductions	(61,799)
Total expenses, after expense reductions	331,068
Net investment income	807,602
Realized and Unrealized Gain (Loss) from Investment Transactions
Net realized gain (loss) from investments	(637)
Net increase (decrease) in net assets resulting from operations	$ 806,965

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — Treasury Portfolio
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2005 (Unaudited)	Year Ended March 31, 2005
Operations: Net investment income	$ 807,602	$ 349,902
Net realized gain (loss) on investment transactions	(637)	(2,554)
Net increase (decrease) in net assets resulting from operations	806,965	347,348
Distributions to shareholders from: Net investment income (Service Shares)	(61,387)	(96,628)
Net investment income (Premier Money Market Shares)	(745,701)	(253,274)
Portfolio share transactions: Proceeds from shares sold	167,146,183	92,686,228
Reinvestment of distributions	806,950	349,894
Cost of shares redeemed	(97,461,070)	(96,128,884)
Net increase (decrease) in net assets from Portfolio share transactions	70,492,063	(3,092,762)
Increase (decrease) in net assets	70,491,940	(3,095,316)
Net assets at beginning of period	37,335,231	40,430,547
Net assets at end of period (including undistributed net investment income of $24,191 and $23,677, respectively)	$ 107,827,171	$ 37,335,231

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Treasury Portfolio — Premier Money Market Shares

Years Ended March 31,	2005[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.011	.007	.001	.007	.02	.05
Distributions from net investment income	(.011)	(.007)	(.001)	(.007)	(.02)	(.05)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.09c**	.68[c]	.10[c]	.69[c]	1.99	5.04c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	102	34	30	31	21	22
Ratio of expenses before expense reductions (%)	1.17*	1.25	1.28	.95	.93	1.12d*
Ratio of expenses after expense reductions (%)	1.00*	.99	.98	.94	.93	1.00d*
Ratio of net investment income (%)	2.27*	.66	.11	.73	2.16	5.20*

a For the six months ended September 30, 2005 (Unaudited).

b For the period April 28, 2000 (commencement of operations of Premier Money Market Shares) to March 31, 2001.

c Total return would have been lower had certain expenses not been reduced.

d The ratios of operating expenses excluding costs incurred with a fund complex reorganization in fiscal 2001 before and after expense reductions were 1.10% and 1.00%, respectively.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies

Investors Cash Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Fund offers two series of shares (portfolios) — the Government & Agency Securities Portfolio and the Treasury Portfolio. The Government & Agency Securities Portfolio offers multiple classes of shares that include Service Shares, Institutional Shares and Managed Shares. The Treasury Portfolio offers Service Shares and Premier Money Market Shares. Certain detailed financial information for the Service Shares of the Treasury Portfolio is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, shareholder service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2005, the Treasury Portfolio had a net tax basis capital loss carryforward of approximately $2,217 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2012 ($56), March 31, 2013 ($2,161), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2004 through March 31, 2005, the Treasury Portfolio incurred approximately $393 of net realized capital losses. As permitted by tax regulations, the Treasury Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ending March 31, 2006.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the portfolios.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Fund arising in connection with each specific Portfolio are allocated to that Portfolio. Other Fund expenses which cannot be directly attributed to each Portfolio are apportioned among the Portfolios in the Fund.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.15% of average daily net assets.

For the six months ended September 30, 2005, the Advisor and certain of its subsidiaries have agreed to waive and reimburse certain operating expenses of the Fund so that the Fund's expenses are limited as follows:

Portfolio	Expense Limit*
Treasury Portfolio: Service Shares	.25%
Premier Money Market Shares	1.00%

* Certain expenses, such as reorganization, taxes, brokerage, interest expense and extraordinary expenses are excluded from the expense limitation.

Accordingly, for the six months ended September 30, 2005, the Advisor waived $48,778 of its Management Fee for the Treasury Portfolio. The amount charged was equivalent to an annualized effective rate of 0.01% of the Portfolio's average daily net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended September 30, 2005, the amount charged to the Service Shares and Premier Money Market Shares of the Treasury Portfolio by SISC aggregated as follows:

Portfolio	Total Aggregated	Waived	Unpaid at September 30, 2005
Treasury Portfolio:
Service Shares	$ 431	$ 431	$ —
Premier Money Market Shares	92,759	11,036	52,267

Distribution Services Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of the Premier Money Market Shares of the Treasury Portfolio. For the six months ended September 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2005
Treasury Portfolio: Premier Money Market Shares	$ 81,724	$ 20,253

SDI provides information and administrative services ("Service Fee") to the Service Shares and Premier Money Market Shares of the Treasury Portfolio at an annual fee of 0.05% of average daily net assets for the Service Shares and up to 0.25% of average daily net assets for the Premier Money Market Shares of the Treasury Portfolio. For the six months ended September 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2005	Annualized Effective Rate
Treasury Portfolio: Service Shares	$ 1,040	$ 1,040	$ —	.00%
Premier Money Market Shares	81,725	—	20,067.25%

SDI has related service agreements with various firms to provide cash management and other services for Fund shareholders. SDI pays these firms at an annual rate of up to 0.15% of average daily net assets.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended September 30, 2005, the amounts charged to the Fund by DeIM included in the reports to shareholders were as follows:

Typesetting Filing Fees	Total Aggregated	Unpaid at September 30, 2005
Treasury Portfolio	$ 5,640	$ 4,380

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

3. Expense Reductions

For the six months ended September 30, 2005, the Advisor agreed to reimburse $510 for the Treasury Portfolio, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances was used to reduce a portion of the Fund's expenses. During the six months ended September 30, 2005, the Treasury Portfolio's custodian fee was reduced by $4 under this arrangement.

4. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Fund:

Treasury Portfolio	Six Months Ended September 30, 2005		Year Ended March 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Service Shares	6,159,419	$ 6,159,419	11,055,463	$ 11,055,463
Premier Money Market Shares	160,986,764	160,986,764	81,630,765	81,630,765
		$ 167,146,183		$ 92,686,228
Shares issued to shareholders in reinvestment of distributions
Service Shares	61,244	$ 61,244	96,559	$ 96,559
Premier Money Market Shares	745,706	745,706	253,335	253,335
		$ 806,950		$ 349,894
Shares redeemed
Service Shares	(3,638,869)	$ (3,638,869)	(18,226,027)	$ (18,226,027)
Premier Money Market Shares	(93,822,201)	(93,822,201)	(77,902,857)	(77,902,857)
		$ (97,461,070)		$ (96,128,884)
Net increase (decrease)
Service Shares	2,581,794	$ 2,581,794	(7,074,005)	$ (7,074,005)
Premier Money Market Shares	67,910,269	67,910,269	3,981,243	3,981,243
		$ 70,492,063		$ (3,092,762)

6. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Other Information

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio of Investments

Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Management Agreement Approval

Board Considerations in Connection with the Annual Review of the
Investment Management Agreement

The Board of Trustees, including the Independent Trustees, approved the renewal of your Portfolio's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Portfolio. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Portfolio since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio. The Board considered, generally, that shareholders invested in the Portfolio, or approved the investment management agreement for the Portfolio, knowing that the Advisor managed the Portfolio and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Portfolio with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Portfolio's gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer group performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Portfolio's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Portfolio's gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Portfolio's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. ("Lipper"). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor's estimate of current expenses for the Portfolio (including the effect of the Portfolio's then-current expense cap). The information provided to the Board showed that the Portfolio's management fee rate was below the median of the peer group, and that the Portfolio's total expense ratio was in the fourth quartile for Premier Money Market Shares and below the median of the peer universe for Service Shares. The Board examined the total expense ratio for Premier Money Market Shares less 12b-1 plan expenses and administrative service fees and noted that the expense ratio was below the fourth quartile. The Board also considered the Portfolio's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds. With respect to other comparable Scudder Funds, the Board considered differences in fund and fee structures among the various legacy organizations. The Board noted the Advisor's contractual commitment to cap total expenses for Service Shares through July 31, 2006, as well as that the Advisor historically voluntarily capped expenses for the Portfolio.

Given that the Advisor's estimates of current expenses provided to the Board for Premier Money Market Shares and Service Shares were impacted by voluntary waivers and/or current expense caps, the Board recommended that the Advisor make the voluntary waiver for Premier Shares contractual through September 30, 2006, and extend the expense cap for Service Shares through September 30, 2006. On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's agreement to cap expenses as recommended, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the Portfolio's total expense ratio was above the median of the peer universe for Premier Money Market Shares, such ratio (after the recommended expense cap) was within an acceptable range of the peer universe and consistent with reasonable expectations in light of the size of the Portfolio and the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Portfolio in particular. The Board also received information regarding the estimated enterprise-wide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Portfolio. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. The Board noted that, based on the information provided, the Advisor operated the Portfolio at a loss.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and whether the Portfolio benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Portfolio. The Board concluded that the management fee schedule, together with expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Portfolio and fees received by an affiliate of the Advisor for distribution services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor's commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management's representation that such actions will not materially impact the Advisor's ability to perform under the Agreement or materially impact the Portfolio.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Portfolio. No single factor was determinative in the Board's analysis.

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2005

Notes

Notes

Notes

Notes

Notes

Principal Underwriter
Scudder Distributors, Inc.
222 S. Riverside Plaza
Chicago, IL 60606

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                Treasury Portfolio, a series of Investors Cash Trust

By:                        /s/Vincent J. Esposito
                           ---------------------------
                           Vincent J. Esposito
                           President

Date:                      December 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                Treasury Portfolio, a series of Investors Cash Trust

By:                        /s/Vincent J. Esposito
                           ---------------------------
                           Vincent J. Esposito
                           President

Date:                      December 2, 2005

By:                        /s/Paul Schubert
                           ---------------------------
                           Paul Schubert
                           Chief Financial Officer and Treasurer

Date:                      December 2, 2005